                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549


                                      FORM 8-K


                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 5, 2002
                                                        (October 30, 2002)

                          Commission File Number 0-5544

                                OHIO CASUALTY CORPORATION
                (Exact name of registrant as specified in its charter)

        OHIO                                          31-0783294
(State or other jurisdiction of
incorporation or organization)           (I.R.S. Employer Identification No.)

9450 Seward Road, Fairfield, Ohio                          45014
(Address of principal executive offices)                (Zip Code)


                                (513) 603-2400
                        (Registrant's telephone number)


                                Not Applicable
        (Former name or former address, if changed since last report)






                                Exhibit Index - Page 3

                                  Page 1 of 3 Pages


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ITEM 5.  Other Events
-------  ------------

On October 30, 2002, Ohio Casualty Corporation reported third quarter 2002 results. A copy of the press release issued by Ohio Casualty Corporation on October 30, 2002, is attached hereto as Exhibit 99 and is incorporated herein by reference.

On November 4, 2002, Ohio Casualty Group announced that it has been advised there will be no changes in its current financial strength rating and outlook from the A. M. Best Company. A copy of the press release issued by Ohio Casualty Group is attached hereto as Exhibit 99-2 and is incorporated herein by reference.




ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

	Exhibit No.	Description
        -----------     -----------

          99-1          Press release dated October 30, 2002,
                        reporting Ohio Casualty Corporation's
                        third quarter 2002 results.

          99-2 Press release dated November 4, 2002 reporting the affirmation of A. M. Best rating of Ohio Casualty Group.







                                        SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                OHIO CASUALTY CORPORATION
                                                -------------------------
                                                      (Registrant)



November 5, 2002                                /s/  Debra K. Crane
                                                -------------------------
                                                Debra K. Crane, Senior Vice
                                                  President, General Counsel
                                                  and Secretary



                                Page 2 of 3 Pages


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                                EXHIBIT INDEX


                        Current Report on Form 8-K
                          Dated November 5, 2002


        Exhibit No.             Description
        -----------             -----------

          99-1 Press release dated October 30, 2002, reporting Ohio Casualty Corporation's third quarter 2002 results.

          99-2 Press release dated November 4, 2002 reporting affirmation of A. M. Best rating of Ohio Casualty Group.









                                Page 3 of 3 Pages